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                                                                  Exhibit 10.124

                             POST CLOSING AGREEMENT

     THIS POST CLOSING AGREEMENT (this Agreement@) is made and entered into as of the 28th day of April, 2004, by and between INLAND WESTERN SAN ANTONIO MILITARY DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership ("Purchaser"), and XXL ONE, LTD., a Texas limited partnership ("Seller"), in connection with the acquisition by Purchaser of that certain property commonly known as Alison's Corner Shopping Center, San Antonio, Texas (the AProperty@).

     WHEREAS, Purchaser is acquiring the Property from Seller (the
"Transaction").

     WHEREAS, in order to proceed with and consummate such acquisition and as a condition to closing the Transaction, Purchaser requires that Seller agree to the obligations set forth below, which are to be performed after such closing.

     NOW, THEREFORE, for good and valuable consideration including the mutual promises contained herein, the parties hereto agree as follows:

     1. WARRANTIES. Seller's right, title and interest in, to and under the warranties set forth on Exhibit A attached hereto and made a part hereof (individually, a "Warranty", and collectively, the "Warranties") were not assigned to Purchaser at the closing of the Transaction because such Warranties may not be assigned or transferred without the prior consent of the Warranty issuer. From and after the date of this Agreement, Seller shall use its best efforts to obtain the aforementioned consents (upon the receipt of which Seller shall assign such Warranty to Purchaser) or have the Warranties reissued in the name of Purchaser. Seller shall be responsible for the payment of any and all fees and costs in connection with obtaining any such consents or the reissuance of any of the Warranties. Seller shall, until the first to occur of (i) the expiration of an applicable Warranty and (ii) the date that the applicable Warranty is assigned to Purchaser (with any and all required consents) or reissued in the name of Purchaser, cooperate with Purchaser, at no cost to Seller, with respect to the enforcement of the terms and provisions of, and any and all claims under, any Warranty.

     2. FURTHER ASSURANCES. Seller and Purchaser agree to cooperate with each other following the closing to confirm any matter and execute any document reasonably required by the other party in furthering of the closing.

     3. MISCELLANEOUS. This Agreement shall be interpreted and enforced in accordance with the internal laws of the State of Texas. The invalidity or unenforceability of any provision of this Agreement shall not affect, modify or impair the validity and enforceability of all other provisions of this Agreement. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their representatives, heirs, legatees, successors, and assigns; provided, however, that Seller shall have no right whatsoever to assign its interest under this Agreement and any such attempted assignment shall automatically be null and void and of no force and effect, and shall be deemed a breach by Seller of its obligations hereunder. No failure or delay by Purchaser in exercising any right, power or privilege under this Agreement shall operate as a

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waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. No change, amendment or modification of this Agreement shall be binding or enforceable unless in writing and executed by the party to be bound thereby. The covenants, agreements and indemnification provisions contained in this Agreement shall be enforceable notwithstanding the closing of the Transaction. In the event of litigation with respect to any portions of this Agreement, the prevailing party will be entitled to collect all reasonable legal fees incurred in connection with such litigation from the non-prevailing party. Purchaser shall have all remedies available at law and in equity on account of a default by Seller under this Agreement. Time is of the essence of this Agreement and the terms hereof. This Agreement may be signed in counterparts.

                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties have executed this Post Closing and
Indemnity Agreement effective as of the first date written above.

                           SELLER:

                           XXL ONE, LTD., a Texas limited partnership

                           By: DEVELOPMENT STRATEGIES TEXAS, INC. its General Partner


                                By:  /s/ David W. Monnich
                                   ------------------------------------
                                     David W. Monnich
                                     President

                           PURCHASER:

                           INLAND WESTERN SAN ANTONIO MILITARY
                           DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership

                           By: INLAND WESTERN SAN ANTONIO MILITARY DRIVE GP, L.L.C., its General Partner

                                By: INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., its Sole Member

                                    By:
                                       --------------------------------
                                         Name:
                                              -------------------------
                                         Its:
                                             --------------------------

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     IN WITNESS WHEREOF, the parties have executed this Post Closing and
Indemnity Agreement effective as of the first date written above.

                           SELLER:

                           XXL ONE, LTD., a Texas limited partnership

                           By: DEVELOPMENT STRATEGIES TEXAS, INC., its General Partner

                                By:
                                   ------------------------------------
                                     David W. Monnich
                                     President

                           PURCHASER:

                           INLAND WESTERN SAN ANTONIO MILITARY
                           DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership

                           By: INLAND WESTERN SAN ANTONIO MILITARY DRIVE GP, L.L.C., its General Partner

                                By: INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., its Sole Member

                                    By:  /s/ Valerie Medina
                                       --------------------------------
                                         Name:  Valerie Medina
                                              -------------------------
                                         Its:  Asst Secretary
                                             --------------------------

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                                    EXHIBIT A

                                   WARRANTIES

WARRANTY                              PROVIDER                 CONSENT         EXPIRATION
--------------------------    ------------------------    -----------------    ----------
ROOF (595 SQS)                American Roofing & Metal    NEED CONSENT          6/9/05
                              Co., Inc.

ROOF (59,500 sq.ft.)          OMNOVA Solutions, Inc.      NEED CONSENT          5/28/2018

Unit Model No. LGA180HL2G,    Lennox                      NEED CONSENT FOR      Varies
Serial No. 5603D05436                                     ASSIGNMENT OF THE
                                                          EXTENDED WARRANTY

Unit Model No. LGC156HL1G,    Lennox                      NEED CONSENT FOR      Varies
Serial No. 5603D05461                                     ASSIGNMENT OF THE
                                                          EXTENDED WARRANTY

Unit Model No. LGA210HL2G,    Lennox                      NEED CONSENT FOR      Varies
Serial No. 5603D05465                                     ASSIGNMENT OF THE
                                                          EXTENDED WARRANTY

Unit Model No. LGA102HS3G,    Lennox                      NEED CONSENT FOR      Varies
Serial No. 5603C04950                                     ASSIGNMENT OF THE
                                                          EXTENDED WARRANTY

Unit Model No. LGA120HS2G,    Lennox                      NEED CONSENT FOR      Varies
Serial No. 5603D05639                                     ASSIGNMENT OF THE
                                                          EXTENDED WARRANTY

Unit Model No. LGA042HS2G,    Lennox                      NEED CONSENT FOR      Varies
Serial No. 5603D05848                                     ASSIGNMENT OF THE
                                                          EXTENDED WARRANTY

Unit Model No. LGA060HS2G,    Lennox                      NEED CONSENT FOR      Varies
Serial No. 5603D05822                                     ASSIGNMENT OF THE
                                                          EXTENDED WARRANTY

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